UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2026

JONES SODA CO.

(Exact name of registrant as specified in its charter)

Washington	000-28820	52-2336602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 Western Avenue, Suite 24150, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 624-3357

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 4, 2026, Jones Soda Co. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”) for the purpose of holding a shareholder vote on Proposals 1, 2 and 3 set forth below. A total of 66,496,091 shares of the Company’s common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders (i) re-elected each of Ronald Dissinger, Paul Norman, Gregg Reichman and Clive Sirkin as members of the Company’s board of directors to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death; (ii) approved, on an advisory basis, the Company’s 2025 named executive officer compensation; and (iii) ratified the appointment of Davidson & Company LLP (“Davidson”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on July 23, 2026, are as follows:

Proposal 1. At the Annual Meeting, the terms of all current members of the Company’s board of directors expired. All of the four nominees for director were elected to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the four directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Ronald Dissinger	31,542,116	6,607,166	28,346,809
Paul Norman	29,575,079	8,574,203	28,346,809
Gregg Reichman	29,566,556	8,582,726	28,346,809
Clive Sirkin	29,579,454	8,569,828	28,346,809

Proposal 2. At the Annual Meeting, the shareholders approved, on an advisory basis, the Company’s 2025 named executive officer compensation (the “Named Executive Officer Compensation”). The result of the votes to approve, on an advisory basis, the Named Executive Officer Compensation was as follows:

For	Against	Abstain	Broker Non-Votes
21,697,118	9,579,745	6,872,419	28,346,809

Proposal 3. At the Annual Meeting, the shareholders approved the ratification of the appointment of Davidson as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The result of the votes to approve Davidson was as follows:

For	Against	Abstain	Broker Non-Votes
44,256,360	14,808,722	7,431,009	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2026	JONES SODA CO.

/s/ Scott Harvey
Scott Harvey
President and Chief Executive Officer